Supplement to the
Energy Service Portfolio
April 29, 2017
As Revised March 1, 2018
Summary Prospectus

Effective December 18, 2017, the redemption fee for Energy Service Portfolio has been removed.

ENS-SUM-18-01 1.9886515.102	March 1, 2018